Consolidated Balance Sheets (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 05, 2013
ASSETS
Cash	$ 1,000	$ 1,000	$ 1,000
TOTAL ASSETS	1,000	1,000	1,000
STOCKHOLDER'S EQUITY
Common stock, $0.01 par value; 1,000 shares authorized, issued and outstanding	10	10	10
Additional paid-in capital	990	990	990
TOTAL STOCKHOLDER'S EQUITY	$ 1,000	$ 1,000	$ 1,000